EXHIBIT 10.3
WIRELESS RONIN TECHNOLOGIES, INC.
LOAN AND SUBSCRIPTION AGREEMENT
This Loan and Subscription Agreement (the “Agreement”) is dated as of                                         , 2006, by and between Wireless Ronin Technologies, Inc., a Minnesota corporation (the “Company”), and                                                              (the “Investor”).
WITNESSETH:
     WHEREAS, the Company is offering in a private placement (the “Offering”) 12% convertible promissory notes in an aggregate principal amount of up to $2,000,000 (collectively, the “Notes”), each such Note to be issued together with warrants to shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), as set forth below (collectively, the “Warrants”); and
     WHEREAS, the terms of the Offering are summarized in that certain Confidential Private Placement Memorandum dated February 28, 2006 (together with all amendments, supplements, exhibits and appendices thereto, the “Memorandum”); and
     WHEREAS, the Offering is contingent upon the Company receiving gross proceeds of at least Five Hundred Thousand Dollars ($500,000) (the “Minimum Offering Amount”); and
     WHEREAS, the Investor desires to subscribe for and participate in the Offering as set forth herein and the Company desires to accept such subscription.
     NOW, THEREFORE, in consideration of the foregoing facts and premises hereby made a part of this Agreement, the mutual promises hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Subscription
     1.1 Subscription for Note and Warrant. On the terms and conditions set forth herein, the Investor hereby agrees to lend to the Company the amount of                                                               and no/100 Dollars ($                    ) (the “Loan Amount”), in lawful money of the United States, and the Company hereby agrees to deliver to the Investor a 12 percent convertible promissory notes, in the form attached as Exhibit A to the Memorandum (the “Note”), in an original principal amount equal to the Loan Amount to evidence the Investor’s loan to the Company. Investor should deliver a completed and signed Agreement, along with a check made payable to “Private Bank Minnesota - Wireless Ronin Technologies, Inc. Escrow Account” (* or wire funds) in an amount equal to the Loan Amount, to the following address:
Feltl & Company
225 South Sixth Street, Suite 4200
Minneapolis, Minnesota

Attn: Mr. Joseph Sullivan

* if wiring funds, please wire to:
Bank:	Private Bank Minnesota
ABA Number:	091005836
Account Name:	Wireless Ronin Technologies, Inc. Escrow Account
Account Number:	3026812
Reference:	[Name of Investor]
The original principal amount of the Note, plus interest accrued thereon to the date of conversion, may be converted, at the option of the holder, into shares of the Common Stock (the “Conversion Shares”) under the terms and conditions set forth in the Note. The Investor understands and acknowledges that the Investor’s subscription hereunder is contingent upon the Company obtaining subscriptions in the Offering that result in aggregate gross proceeds in an amount equal to or greater than the Minimum Offering Amount.
     1.2 Warrants. In consideration of the loan evidenced by this Agreement and the Note, the Company shall issue to the Investor a warrant, in the form attached as Exhibit A to the Memorandum (the “Warrant”), which Warrant shall entitle the investor to purchase one share of Common Stock for each five dollars of the Loan Amount. The shares of Common Stock issuable upon exercise of the Warrant are referred to herein as the “Warrant Shares.”
     1.3 Closing. Provided that the Company has obtained subscriptions in the Offering that result in aggregate gross proceeds in an amount equal to or greater than the Minimum Offering Amount, the closing of the transactions contemplated hereby (the “Closing”) shall take place by the Company’s and Investor’s release of Closing documents to the other, either by facsimile transmission followed by original documentation delivered by overnight courier, or in such other manner agreed upon by the parties. The date of the Closing is referred to herein as the “Closing Date.” At the Closing, the Company will issue, sell and deliver to the Investor the Note and the Warrant, against payment of the Loan Amount.
2. Company Representations and Warranties.
The representations and warranties of the Company set forth on Exhibit A hereto are incorporated by reference into this Agreement and shall survive the Closing.
3. Representations and Warranties of the Investor
     The Investor represents and warrants to the Company that the Investor:
     3.1 If other than an individual, has duly authorized the this Agreement, the Note and the Warrant (together, the “Transaction Documents”) by all necessary action on the part of the Investor, has duly executed the Transaction Documents by its authorized officer or representative, and is a legal, valid and binding obligation of the Investor enforceable in accordance with its terms;
     3.2 Has received, carefully reviewed and is familiar with the Memorandum, including all exhibits thereto;

     3.3 Is in a financial position to hold the Note, the Warrant, the Conversion Shares and the Warrants Shares (collectively, the “Securities”) for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Investor’s investment in the Securities;
     3.4 Has substantial experience in evaluating and investing in private placement transactions of securities similar to the Offering and in companies similar to the Company so that the Investor is capable of reading and interpreting the Memorandum and evaluating the merits and risks of his, her or its investment in the Company and the offering, and he, she or it has the capacity to protect his, her or its own interests;
     3.5 Believes that the Investor, either alone or with the assistance of the Investor’s own professional advisor, has such knowledge and experience in financial and business matters that the Investor is capable of reading and interpreting the Memorandum and evaluating the merits and risks of the prospective investment in the Securities;
     3.6 Has obtained, to the extent the Investor deems necessary, the Investor’s own personal professional advice with respect to the risks inherent in the investment in the Securities and the suitability of an investment in the Securities in light of the Investor’s financial condition and investment needs;
     3.7 Believes that the Investor’s investment in the Securities is suitable for the Investor based upon the Investor’s investment objectives and financial needs, after taking into account all other investments by the Investor, including the Investor’s existing investments in the Company (if any), and the Investor has adequate means for providing for the Investor’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;
     3.8 Has been given access to full and complete information regarding the Company and has used such access to the Investor’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Memorandum, and the Investor has either met with or been given reasonable opportunity to meet with officers, directors and other representatives of the Company for the purpose of asking questions of, and receiving answers from, such officers, directors and other representatives concerning the Company and the terms and conditions of the Offering and the current and proposed business and operations of the Company and to obtain any additional information, to the extent reasonably available;
     3.9 Recognizes that an investment in the Securities is highly speculative and involves a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company, the risk of the total loss of the Investor’s investment in the Company, and the risks described in the Memorandum under the heading “Risk Factors”;
     3.10 Realizes that (i) the purchase of the Securities is a long-term investment; (ii) the Investor must bear the economic risk of investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under the securities laws of any state and, therefore, none of such securities can be sold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) the Investor may not be able to liquidate the Investor’s investment in the event of an emergency or pledge any of such securities as collateral for loans; (iv) the transferability of such securities is restricted and requires the written consent of the Company; and (v) legends will be placed on the Note, the Warrant and the stock certificates evidencing the Conversion Shares and the Warrant Shares referring to the applicable restrictions on transferability;
     3.11 Recognizes that no public market now exists for any of the Securities issued by the Company, and that the Company makes no assurances that an initial public offering of its securities (an “IPO”) will be completed or that a public market will ever exist for any of the Company’s Securities.
     3.12 Recognizes that any financial projections, forecasts, assumptions or estimates included in or referred to in the Memorandum or otherwise delivered or communicated to the Investor are not statements of fact and that no representation or warranties are made by the Company or any officer, director, shareholder, employee or representative thereof with respect to the accuracy of such projections, forecasts, assumptions or estimates or with respect to the future operations or the amount of any future income or loss of the Company;
     3.13 Recognizes that (i) any predictions, forecasts, estimates and projections included in or referred to in the Memorandum or otherwise delivered or communicated to the Investor are for illustrative purposes only and are based upon certain assumptions and events over which the Company has only partial or no control; (ii) variations in such assumptions including, but not limited to, sales, costs, selling expenses, general and administrative expenses, development expenses, customer acceptance and competitive developments could significantly affect such predictions, projections, estimates and forecasts; (iii) to the extent that assumed events do not materialize, the outcome will vary substantially from that projected or forecasted; and (iv) there are a number of other factors and risks which could cause actual results to be substantially and adversely different that projected;
     3.14 Certifies, under penalties of perjury, that the Investor is not subject to the backup withholding provisions1 of Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended;
     3.15 If an individual, represents that he or she is a bona fide resident of, is domiciled in, and received the offer and made the decision to invest in the Securities, in the State set forth on the signature page of this Agreement; if an entity, represents that its executive offices are located in the State set forth on the signature page of this Agreement; and represents that the Securities are being purchased by the Investor in the Investor’s name solely for the Investor’s

[1]	(Note: You are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number herein; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number.)

own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization; and
     3.16 Represents that if an entity, the Investor was not formed for the purpose of investing in the Securities.
4. Investment Intent; Restrictions on Transfer
     The Investor has been advised that the offering sale of the Note and Warrant are not being registered under the Securities Act or applicable state securities laws but are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the Investor’s representations as contained herein. The Investor represents and warrants to the Company that the Securities are being purchased for the Investor’s own account and for investment and without the intention of reselling or redistributing the same (except pursuant to the Resale Registration Statement or exemptions from registration under the Securities Act and applicable state securities laws); that the Investor has made no agreement with others regarding the Securities; and that the Investor’s financial condition is such that it is not likely that it will be necessary for the Investor to dispose of the Securities in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission (the “SEC”), a purchase of securities with an intent to resell any of the same by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained through the acquisition of the Note and Warrant and for which the Note and Warrant or any components thereof were pledged as security, would represent an intent inconsistent with the representations set forth above. The Investor further represents and agrees that if, contrary to the Investor’s foregoing intentions, the Investor should later desire to dispose of or transfer any of the Securities in any manner, the Investor shall not do so without first obtaining (a) an opinion of counsel reasonably acceptable to the Company that such proposed disposition or transfer lawfully may be made without the registration of such securities under the Securities Act and applicable state securities laws or (b) such registration.
5. Registration Rights
     5.1 Resale Registration.
     (a) If the Company shall determine to proceed with the preparation and filing of a registration statement in connection with an IPO (the “IPO Registration Statement”), and if the IPO Registration Statement is declared effective on or before the maturity date set forth in the Notes issued in the Offering, the Company will cause to be included in another registration statement (the “Resale Registration Statement”) to be filed with the SEC within sixty (60) days after the closing date of the IPO registering the issuance, if necessary, and resale of the Conversion Shares and Warrant Shares (together with the shares of Common Stock issuable upon conversion of the other Notes and exercise of the other Warrants issued in the Offering, which shall collectively with the Conversion Shares and Warrant Shares be referred to herein as the “Resale Shares”), and to register or qualify the Resale Shares for resale in the states in which the Resale Shares are to be sold. In that regard, the Company will use its best efforts to:

     (i) promptly prepare and file with the SEC such amendments to the Resale Registration Statement and supplements to the prospectus contained therein as may be necessary to keep the Resale Registration Statement all of the Resale Shares are either (A) sold pursuant to the Resale Registration or pursuant to exemptions from registration, or (B) are eligible to be sold by the holders thereof without registration and without volume restriction pursuant to Rule 144(k) promulgated under the Securities Act, or other similar exception; and
     (ii) promptly prepare and file with the SEC and promptly notify the Investor of the filing of such amendment or supplement to such Resale Registration Statement or prospectus that is part of the Resale Registration Statement as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of A material fact or omit to state any material fact necessary to make the statements therein, in the light of circumstances in which they were made, not misleading.
     (b) In connection with the Resale Registration Statement, the Company shall bear all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expense and all legal fees and disbursements and other expenses in complying with state securities or Blue Sky laws of any jurisdictions in which the securities are offered are to be registered, qualified or exempt from registration. Fees and disbursements of counsel and accountants for the Investor, underwriting discounts and commissions and transfer taxes for the Investor and any other expenses incurred by the Investor not expressly described in the foregoing sentence shall be borne by the Investor. The Company shall indemnify the Investor, its officers and directors (if any) and each person (if any) who controls the Investor within the meaning of Section 15 of the Securities Act against all losses, claims, damages and liabilities caused by any untrue statement of alleged untrue statement of a material fact contained in the Resale Registration Statement or prospectus (and as amended or supplemented) included in the Resale Registration Statement, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, unless such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by the Investor.
     (c) The Investor hereby represents that, notwithstanding a conversion of the Note or exercise of the Warrant, pursuant to the Resale Registration Statement, the Investor will not offer for sale, sell, distribute or otherwise dispose of any of the Resale Shares or any other shares of Common Stock of the Company for a period of one hundred eighty (180) days after the effective date of the IPO Registration Statement, except (i) with the consent of the managing underwriter or underwriters of the IPO, (ii) pursuant to will or the laws of descent and distribution, in which case the shares of Common Stock will be subject to this restriction, or (iii) by gift pursuant to which each donee agrees in writing to be bound by the same restriction on transferability. The Investor hereby agrees that, if the Investor is so requested, the Investor will sign a separate letter agreement containing the provisions of this Section 5(c) and such other provisions as the Company shall reasonably request.
6. General Provisions
     6.1 Entire Agreement. The Transaction Documents and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.
     6.2 Governing Law; Venue. This Agreement shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles.
     6.3 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing.
     6.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time.
     6.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     6.6 Notices. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received when delivered in person or by national overnight courier service or by certified or registered mail, return-receipt requested, or by facsimile, addressed as follows:
     (a)      if to the Company, at
               Wireless Ronin Technology, Inc.
               14700 Martin Drive
               Eden Prairie, Minnesota 55344
               Attention: John A. Witham
               Facsimile: (952) 974-7887
     (b)      if to the Investor, at the address set forth on the signature page hereto or such other address Investor shall have provided to the Company in writing.
     6.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on the parties. Facsimile and electronically transmitted signatures shall be valid and binding to the same extent as original signatures. Each party shall become bound by this Agreement immediately upon signing and delivering any counterpart, independently of the signature of any other party. Nevertheless, in making proof of this Agreement, it will be necessary to produce only one copy signed by the party to be charged.
     6.8 Further Assurances. Each party hereby agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and the transactions contemplated hereby.
Subscription Pages Follow

The Investor agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.
THE INVESTOR MUST REVIEW AND PROVIDE INFORMATION IN RESPONSE TO SECTION 7 BELOW.
7.	Investor Qualifications
     The Investor understands that the representations contained below are made for the purpose of qualifying the Investor as an “accredited investor,” as that term is defined in Rule 501 of Regulation D under the Securities Act and for the purpose of inducing a sale of the Note and Warrant to the Investor. The Investor hereby represents that the statement or statements initialed below are true and correct in all respects. The Investor understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the Investor for damages.
     The Investor represents and warrants to the Company as follows (answer Part a or b, as applicable). Please initial all applicable items:
     7.1 Accredited Investor – Individuals. The Investor is an INDIVIDUAL and:
          Investor Initials

(i)	The Investor hereby certifies that he or she is an accredited Investor because the Investor has an individual net worth, or joint net worth with his or her spouse, exceeding $1,000,000. For purposes of this Agreement, “individual net worth” means the excess of total assets valued at fair market value, including home and personal property, over total liabilities.

(ii)	The Investor hereby certifies that he or she is an accredited Investor because the Investor has an individual income (exclusive of any income attributable to his or her spouse) of more than $200,000 in each of the two most recent years or joint income with his or her spouse of more than $300,000 in each of those years and that the Investor reasonably expects to reach the same income level in the current year.

(iii)	The Investor certifies that he or she is an accredited Investor because he or she is a director or executive officer of the Company.
     7.2 Accredited Investor – Entities. The Investor is an ENTITY (such as a partnership, corporation, trust, pension plan or limited liability company) and:
          Investor Initials

(i)	The Investor hereby certifies that all of the beneficial equity owners of the Investor qualify as accredited individual Investors under items (a)(1) or (a)(2) above. (Investors attempting to qualify under this item must complete the Certificate of Signatory to this Agreement and each equity owner must complete a separate copy of this Agreement). (Note: the Investor cannot qualify for this category of accredited Investor if the Investor is an irrevocable trust.)

(ii)	The Investor is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

(iii)	The Investor is an insurance company as defined in Section 2(13) of the Securities Act.

(iv)	The Investor is an investment company registered under the Investment Company Act of 1940 or a business development company as defined therein, in Section 2(a)(48).

(v)	The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(vi)	The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and one or more of the following is true (check one or more, as applicable):

(A)	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

(B)	the employee benefit plan has total assets in excess of $5,000,000; or

(C)	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited Investors” as defined therein.

(vii)	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(viii)	The Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities and is one or more of the following (check one or more, as applicable):

(A)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; or

(B)	a corporation; or

(C)	a Massachusetts or similar business trust; or

(D)	a partnership.

(ix)	The Investor is a trust with total assets exceeding $5,000,000 which was not formed for the specific purpose of acquiring the Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Securities.
     7.3 Manner In Which Securities Are to Be Held. The Investor hereby represents to the Company that the Investor will own the Securities in the following manner (initial one):

Individual Ownership

Community Property

Joint Tenant with Right of Survivorship (both parties must sign). Briefly describe relationship between the parties (e.g., married):

Tenants in Common (both parties must sign). Briefly describe relationship between the parties (e.g., married):

Qualified Retirement Account (i.e. IRA) (See note * below)

Community Property

Partnership

Corporation

Trust or Estate (Describe and enclose evidence of authorization):

Other (Describe):

*******
*FOR PURCHASES IN A RETIREMENT ACCOUNT
(please initial in the blank space provided)
                     Purchasing in a Retirement Account. An investment in a private placement of securities is a HIGHLY SPECULATIVE in nature. Accordingly, such an investment may not be appropriate for Individual Retirement Accounts or other retirement-type accounts that carry conservative investment objectives. If this investment is in fact purchased in a retirement-type account, the Investor hereby represents and affirms that he/she/it understands the risks of the investment and has decided that such risks are consistent with the Investor’s investment objectives for this account.

********
AFFILIATIONS
Please note that if you are a corporation the following three questions should also be answered with respect to your officers, directors and holders of 5% or more of your equity securities; if you are a partnership such questions should also be answered with respect to your general partners.
a.	Are you, or is a member of your immediate family[1] or any of your affiliates, as applicable, affiliated or associated, directly or indirectly, with a Member[2] of the NASD or with a Person Associated with a Member[3] of the NASD? [4]

Yes No

If the answer is “Yes,” please identify below such Member of the NASD or Person Associated with a Member of the NASD and provide the name, address, and telephone number of the Member or Members and a detailed description of the association or affiliation.

Answer:

b.	State whether you own, directly or indirectly, stock or other securities of any NASD Member. If so, name the NASD Member and describe the securities.

Yes No

If the answer is “Yes,” please identify below such Member of the NASD or Person Associated with a Member of the NASD and provide the name, address, and telephone number of the Member or Members and a detailed description of the securities owned.

Answer:

c.	State whether you have made any outstanding loans to any NASD member. If so, name the NASD member and give a brief description of the loan, including the face value of any debt securities of the NASD member held by you and the date on which they were acquired.

Yes No

If the answer is “Yes,” please identify below such Member of the NASD or Person Associated with a Member of the NASD and provide the name, address, and telephone number of the Member or Members and a detailed description of the loan.

Answer:

d.	Do you have any oral or written agreements with any NASD Member or associated persons of such NASD Member concerning the disposition of securities of the Company?

Yes No

If the answer is “Yes,” please identify below such Member of the NASD or Person Associated with a Member of the NASD and provide the name, address, and telephone number of the Member or Members and a detailed description of the agreement.

Answer:

e.	Have you, or has a member of your immediate family or any of your affiliates, as applicable, provided any consulting or other services to the Company?

Yes No

If the answer is “Yes,” please provide a detailed description of the services provided.

Answer:

By signing below, you hereby acknowledge that the above information continues to be complete and accurate.

Dated: , 2006

(Print Name of Investor)

(Signature of Respondent or Authorized Person)

[1]	A “member of Investor’s immediate family” includes a spouse, father, mother, father-in-law, mother-in-law, or any brother, sister, brother-in-law, sister-in-law or children, and any relative which the Investor supports.

[2]	The term “Member of the NASD” means either any broker or dealer admitted to membership in the NASD, any officer or partner of such a member or the executive representative (or the substitute of such representative) of such member to the NASD.

[3]	The term “person associated with a member” of the NASD means every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD pursuant to its by-laws. The term also includes a natural person who is registered or has applied for registration under the rules of the NASD.

[4]	The term “affiliate” includes a company which controls, is controlled by or is under common control with a member of the NASD. A company will be presumed to control a member of the NASD if the company beneficially owns 10% or more of the outstanding voting securities of a member of the NASD which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member of the NASD which is a partnership. A member of the NASD will be presumed to control a company if the member of the NASD and the persons associated with the member of the NASD beneficially own 10% or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership. A company will be presumed to be under common control with a member of the NASD if (i) the same natural person or company controls both a member of the NASD and a company by beneficially owning 10% or more of the outstanding voting securities of a member of the NASD or a company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member of the NASD or a company which is a partnership or (ii) a person having the power to direct or cause the direction of the management or policies of a member of the NASD or a company also has the power to direct or cause the direction of the management or policies of the other entity in question.

Dated:                                         , 2006.
Subscription. The Investor hereby agrees to lend the Company the Loan Amount set forth below in exchange for a Note in an original principal amount equal to such Loan Amount and a Warrant to purchase the number of Warrant Shares set forth below:

Loan Amount	$

Number of Warrant Shares:

INDIVIDUAL INVESTOR(S):

X	X

Name (Typed or Printed)	Name (Typed or Printed)

Address to Which Correspondence	Address to Which Correspondence
Should be Directed:	Should be Directed:

City, State and Zip Code	City, State and Zip Code

Social Security or Tax Identification No.	Social Security or Tax Identification No.

Telephone Number	Telephone Number

Dated:                                         .
Subscription. The Investor hereby agrees to lend the Company the Loan Amount set forth below in exchange for a Note in an original principal amount equal to such Loan Amount and a Warrant to purchase the number of Warrant Shares set forth below:

Loan Amount	$

Number of Warrant Shares:

ENTITY INVESTOR(S):

Name of Entity (Typed or Printed)

By:
*Signature of Authorized Person

Its:
Title

Name of Signatory (Typed or Printed)

Address to Which Correspondence
Should be Directed:

City, State and Zip Code

Entity’s Tax Identification or Social Security No.

Telephone Number

*If Units are being subscribed for by an entity, the Certificate of Signatory on the next page must also be completed.

CERTIFICATE OF SIGNATORY
(To be completed if Securities are
being subscribed for by an entity)
     I,                                         , am the                                          of                                                              (the “Entity”).
I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Loan and Subscription Agreement and to purchase and hold the Securities, and certify further that the Loan and Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.
IN WITNESS WHEREOF, I have set my hand this                      day of                                         , 2006.

(Signature)

ACCEPTANCE
This Company hereby accepts the foregoing Loan and Subscription Agreement as of the date indicated.

WIRELESS RONIN TECHNOLOGIES, INC.

Date: , 2006	By:

Signature

Name (Typed or Printed)

Title (Typed or Printed)

Exhibit A
Company Representations and Warranties
The Company hereby makes the following representations and warranties to the Investor as of the Closing Date.
     1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver the Transaction Documents, to issue and sell the Conversion Shares and the Warrant Shares, to carry out the provisions of the Transaction Documents, and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing in each jurisdiction in which the nature of its activities makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), assets or results of operations of the Company (a “Material Adverse Effect”).
     2. Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum and all issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. Except as set forth in the Memorandum, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Memorandum and as otherwise required by law, there are no restrictions upon voting or transfer of the shares of the capital stock of the Company pursuant to the Company’s Articles of Incorporation, Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. When issued in compliance with the provisions of the Note and the Warrant, as applicable (and upon payment as provided for in the Warrant), the Conversion Shares and Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Conversion Shares and Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The issuance of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with the Offering.
     3. Authorization; Binding Obligations. The Company has all corporate right, power and authority to enter into the Transaction Documents and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of the Transaction Documents and the performance of all obligations of the Company hereunder and thereunder, including the authorization, sale, issuance and delivery of the Conversion Shares and Warrant Shares upon conversion of the Note and exercise of the Warrant, respectively, has been taken. The Transaction Documents, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and according to general principles of equity that restrict the availability of equitable remedies.
     4. No Conflict; Governmental Consents.
     (a) The Company’s execution and delivery of the Transaction Documents, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated hereby and thereby, do not, and compliance with the provisions of the Transaction Documents will not, conflict with, or result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or other governmental authority to or by which the Company is bound, or any provision of the Articles of Incorporation or Bylaws, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with or without notice or lapse of time, or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.
     (b) No consent, approval, authorization or any other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority relating to an exemption from registration thereunder.
     5. Licenses. Except as otherwise set forth in the Memorandum or as would not reasonably be expected to have a Material Adverse Effect, the Company has all necessary licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.
     6. Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which (i) adversely questions the validity of the Transaction Documents or any other agreements contemplated hereby or thereby or the right of the Company to enter into the Transaction Documents or any of such agreements, or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.
     7. Financial Statements. The financial statements of the Company included in the Memorandum (the “Financial Statements”) fairly present in all material respects the financial condition and position of the Company at the dates and for the periods indicated; and have been prepared in conformity with generally accepted accounting principles in the United States

(“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Financial Statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of the most recent balance sheet included as part of the Financial Statements, there has not been to the Company’s knowledge: (i) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (ii) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement.
     8. Intellectual Property. Except as not reasonably would be expected to have a Material Adverse Effect: (a) to the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others; (b) except as disclosed in the Memorandum, there are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products; and (c) the Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.
     9. Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; (c) those that have otherwise arisen in the ordinary course of business; and (d) those that would not reasonably be expected to have a Material Adverse Effect. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.
     10. Obligations to Related Parties. Except as disclosed in the Memorandum or as would not reasonably be expected to have a Material Adverse Effect, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.
     11. Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, “employee benefit plans”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions.
     12. Environmental Laws. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
     13. Tax Status. The Company (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.
     14. Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.
     15. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their own behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act in connection with the offer and sale of the Notes and Warrants.
     16. Exemption from Registration. Assuming that the representations and warranties of the Investors provided for in this Agreement are otherwise true and correct, the offer, sale and issuance of the Note and Warrant constitutes a transaction exempt from registration provisions of the Securities Act and under any applicable state securities laws.
     17. Disclosure. The information set forth in the Memorandum as of the Closing Date contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.